SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[x]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

DEERE & COMPANY
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Dear Stockholders:

It is a pleasure to invite you to the 2010 Annual Meeting of Stockholders of Deere & Company. The meeting will be held at 10 A.M. Central Time on Wednesday, February 24, 2010, at the Deere & Company World Headquarters, One John Deere Place, Moline, Illinois.

The enclosed Notice of the Meeting and Proxy Statement covers the formal business of the meeting, which includes election of the named Directors, three company proposals, the ratification of the independent registered public accounting firm for fiscal 2010, three stockholder proposals and any other business that properly comes before the meeting. The rules of conduct for the meeting include the following:

1.	No cell phones, cameras, sound equipment or recording devices may be brought into the auditorium.

2.

There will be a discussion period at the end of the meeting. If you wish to present a question or comment, please wait for an attendant to provide a microphone, then begin by stating your name, indicating the city and state where you reside, and confirming that you are a stockholder.

3.

The Chairman is authorized to impose reasonable time limits on the remarks of individual stockholders and has discretion to rule on any matters that arise during the meeting. Personal grievances or claims are not appropriate subjects for the meeting.

4.

Voting results announced at the meeting by the Inspectors of Voting are preliminary. Final results will be included in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the second quarter of fiscal 2010.

5.	Pagers and similar devices should be silenced.

    Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on February 24, 2010: The proxy statement and annual report to security holders are available on Deere's Internet site at www.JohnDeere.com/stock.

Detach Proxy Card Here ▼ ▼
M18656-P87363

DEERE & COMPANY
PROXY- ANNUAL MEETING / 24 FEBRUARY 2010

Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Deere & Company on February 24, 2010.

The undersigned appoints each of Robert W. Lane and Gregory R. Noe, attorney and proxy, with full power of substitution, on behalf of the undersigned, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment thereof.

The shares represented by this proxy will be voted as specified and, in the discretion of the proxies, on all other matters.

Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

DEERE & COMPANY STOCKHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265-8098
YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING!
VOTE BY TELEPHONE AND INTERNET 24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Deere & Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned the proxy card.

If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M18655-P87363	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEERE & COMPANY

Vote on Directors
The Board of Directors recommends a vote FOR all Nominees.
		For	Against	Abstain

1a.	Election of Director: Samuel R. Allen	☐	☐	☐

1b.	Election of Director: Aulana L. Peters	☐	☐	☐

1c.	Election of Director: David B. Speer	☐	☐	☐

Vote on Proposals
The Board of Directors recommends a vote FOR the following proposals:
		For	Against	Abstain
2.	Company Proposal #1 - Amend Restated Certificate of Incorporation to Provide for Annual Election of all Directors	☐	☐	☐

3.	Company Proposal #2 - Amend the John Deere Omnibus Equity and Incentive Plan	☐	☐	☐

4.	Company Proposal #3 - Re-approve the John Deere Short-Term Incentive Bonus Plan	☐	☐	☐

5.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal 2010	☐	☐	☐

The Board of Directors recommends a vote AGAINST the following proposals:		For	Against	Abstain

6.	Stockholder Proposal #1 - CEO Pay Disparity	☐	☐	☐

7.	Stockholder Proposal #2 - Advisory Vote on Executive Compensation	☐	☐	☐

8.	Stockholder Proposal #3 - Separation of CEO and Chairman Responsibilities	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

To receive your materials electronically in the future, please go to www.icsdelivery.com/de to enroll.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTE BY TELEPHONE OR THE INTERNET

IT'S QUICK, EASY AND IMMEDIATE!

Telephone or Internet voting authorizes the named proxies to vote your securities in the same manner as if you marked, signed and returned the Vote Instruction Form.

VOTE BY PHONE

VOTE BY INTERNET

Follow the Instructions Provided

OPTION 1

Vote as the Board of Directors recommends on ALL Proposals.

OPTION 2

Choose to vote on each item separately. Follow the easy instructions.

When voting by telephone or the Internet, DO NOT mail the Vote Instruction Form.

CALL IN

FROM A TOUCH-TONE TELEPHONE...

TOLL-FREE NUMBER FOUND ON THE VOTE INSTRUCTION FORM

LOG ON

TO THE WORLD WIDE WEB...

WWW.PROXYVOTE.COM

Your vote is important. Thank you for voting.

INTRODUCING...

An Electronic Solution for Reducing Paper Flow to your Home.

We need your consent to begin the electronic process and help the environment too!

You can enjoy the convenience of viewing annual reports, proxy statements and other shareholder communications on-line. With your consent, we can begin the notification process.

The first step to this easy process is to provide us with your e-mail address after voting at **www.proxyvote.com.** You will be notified by e-mail when these materials are available on the Internet.

Act Now! It's fast and easy...

Benefits of e-mail notification:

> Immediate availability of shareholder communications
> Fewer bulky postal mailings that fill your mailbox
> Better for the environment
> Ability to opt-in or opt-out at any time
> Reduce Expenses
> Receive Vote Confirmation by e-mail

www.proxyvote.com

VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

ADP T/L (Glossy) Rev. 12-05